Exhibit 99.1

Veradigm Provides Updates on Fiscal 2023 and 2024 and an Outlook for Fiscal 2025

CHICAGO – March 18, 2025 – Veradigm® (OTCMKTS: MDRX), a leading provider of healthcare data and technology solutions, provided updates on financial information for fiscal 2023 and 2024 and an outlook for fiscal 2025.

“We remain confident in Veradigm’s business model and our value proposition,” said Tom Langan, Interim Chief Executive Officer. “We believe our core business is sound. We remain focused on remediating our material weaknesses and other internal control deficiencies, becoming current in our financial reporting, executing against our growth strategy to deliver end-to-end solutions for our clients, and relisting our common stock.”

Management currently estimates the following preliminary unaudited financial ranges for fiscal 2023:

•	Revenue on a GAAP basis is estimated between $620 million and $625 million. Estimated revenue includes approximately $19 million of favorable customer settlements.

•	GAAP Net Income is estimated between $62 million and $65 million.

•	Adjusted EBITDA(1) is estimated between $139 million and $144 million.

•

Net Cash is $239 million as of December 31, 2023, comprised of Cash and cash equivalents of $447 million and Debt of $208 million that consists solely of the principal amount of the Company’s 2019 convertible notes. Cash is approximately flat with 2022 levels, reflecting net outflows for net equity investments of $59 million, outflows for capital expenditures of $30 million, outflows for Transaction and Other expenses(2) of $46 million, and outflows of approximately $5 million for net interest income, working capital, and taxes.

Management currently estimates the following preliminary unaudited financial ranges for fiscal 2024:

•	Revenue on a GAAP basis is estimated between $583 million and $588 million. Estimated revenue includes approximately $1 million of favorable customer settlements.

•	GAAP Net Loss is estimated between $49 million and $46 million.

•	Adjusted EBITDA(1) is estimated between $85 million and $90 million.

•

Net Cash is $87 million as of December 31, 2024, comprised of Cash and cash equivalents of $295 million, and Debt of $208 million that consists solely of the principal amount of the Company’s 2019 convertible notes. Cash decreased approximately $152 million from 2023 levels reflecting net inflows from equity investments of $13 million, outflows for acquisitions of $110 million, outflows for capital expenditures of $35 million, outflows for Transaction and Other expenses(2) of $103 million, and outflows of approximately $5 million for net interest income, working capital, and taxes.

2025 Financial Outlook

•	Revenue on a GAAP basis is expected to be approximately flat compared to 2024.

•	Net Cash is expected to remain positive.

(1)	Please refer to the “Explanation of Non-GAAP Financial Measures” section.
(2)	Please see the definition of Transaction and Other revenue and expenses in the “Explanation of Non-GAAP Financial Measures” section.

Investor Conference Call and Webcast

Veradigm management plans to host an investor conference call and webcast to discuss the Company’s update at 8:00 a.m. Eastern Time on March 19, 2025.

To listen to the conference call, participants may log onto the Veradigm investor relations website. Participants also may access the conference call by dialing 877-405-1224 or 201-389-0848 and requesting Access ID # 13752381.

A replay of the call will be available for a period of one year on the Veradigm investor relations website.

About Veradigm®

Veradigm is a healthcare technology company that drives value through its unique combination of platforms, data, expertise, connectivity, and scale. The Veradigm Network features a dynamic community of solutions and partners providing advanced insights, technology, and data-driven solutions for the healthcare provider, payer, and biopharma markets. For more information about how Veradigm is fulfilling its mission of Transforming Health, Insightfully, visit www.veradigm.com, or find Veradigm on LinkedIn, Facebook, Twitter, Instagram, and YouTube.

© 2025 Veradigm LLC and/or its affiliates. All rights reserved. Cited marks are the property of Veradigm LLC and/or its affiliates. All other product or company names are the property of their respective holders, all rights reserved.

Disclaimer and Forward-Looking Statement Information

The estimated financial results contained in this press release are preliminary, and final results for fiscal 2023 and fiscal 2024 may change. These preliminary results are based on our estimates and are subject to completion of our financial closing procedures. In addition, these preliminary results have not been audited by our independent registered public accounting firm.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s preliminary estimated unaudited 2023 and 2024 financial information and the Company’s financial guidance for 2025. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aims,” “hopes,” and “seeks” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among others: risks relating to the Company’s common stock not trading on a national securities exchange and deregistration from Section 12(b) of the Securities Exchange Act of 1934, as amended; a further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders; an inability of the Company to timely prepare its delinquent financial statements; unanticipated factors or factors that the Company currently believes will not cause delay; the impacts of the Company’s reviews and investigation work, including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments; the possibility that any future reviews may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices; the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting; risks relating to the Company’s voluntary disclosure to the SEC of certain information; risks relating to the putative securities class action lawsuit filed against the Company, the putative stockholder derivative action filed against the Company, commercial litigation relating to the Company’s representations regarding its financial statements and any other future litigation or investigation relating to the Company’s internal control failures, reviews or investigation work; changes in the financial condition of the markets that the Company serves; the Company’s ability to enter into a new financing arrangement on acceptable terms, if at all; risks associated with the product and service offerings of Cascade Bio, Inc., which does business as ScienceIO (“ScienceIO”); the challenges, risks and costs involved with integrating the operations of ScienceIO with the Company’s operations, including the diversion of management’s attention from the Company’s ongoing business operations; the Company’s ability to realize the anticipated benefits of the ScienceIO acquisition; and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

For more information contact:

Investors:

Jenny Gelinas

312-506-1237

jenny.gelinas@veradigm.com

Media:

Amanda Cohen

412-919-2417

amanda.cohen@veradigm.com

Table 1

Veradigm Inc.

Full Year 2023 & 2024 Revenue, Net Income, and Adjusted EBITDA

Estimated Range

(Issued March 18, 2025)

(In millions)

(Unaudited)

	Full Year 2023	Full Year 2024
Provider[1]
Revenue, GAAP[2]	$490 - $493		$466 - $469

Payer & Life Science[1]
Revenue, GAAP	$130 - $132		$117 - $119

Total Veradigm
Revenue, GAAP[2]	$620 - $625		$583 - $588

Net Income (Loss), GAAP	$60 - $64	(	$-49) - ($-46)

Adjusted EBITDA	$139 - $144		$85 - $90

[1]	Supplemental financial information
[2]	Estimated revenue includes favorable customer settlements of approximately $19 million in 2023 and $1 million in 2024, that reflect services provided over prior years.

Table 2

Veradigm Inc.

Year End 2023 and 2024 Cash and Debt

(Issued March 18, 2025)

(In millions)

(Unaudited)

Net Cash	December 31, 2023	December 31, 2024
Cash, cash equivalents and restricted cash	$447	$295
Funded debt (consisting of the principal amount of the 2019 convertible notes)	$208	$208

Table 3

Veradigm Inc.

2023 Bridge of Estimated Range issued on January 10, 2024 to Estimated Range issued on March 18, 2025

(In millions)

(Unaudited)

Full Year 2023
	Estimated Range (Reaffirmed March 13, 2024)	Variance	Estimated Range (Issued March 18, 2025)
Revenue, GAAP[1]	$608 - $622	$12 - $3	$620 - $625
Net Income, GAAP	N/A	N/A	$62 - $65
Adjusted EBITDA	$122 - $135	$17 - $9	$139 - $144

1	Estimated revenue includes approximately $19 million of favorable customer settlements that reflect services provided over prior years.

Table 4

Veradigm Inc.

2024 Bridge of Prior Guidance issued March 13, 2024 to Estimated Range issued on March 18, 2025

(In millions)

(Unaudited)

Full Year 2024
	Guidance (Reaffirmed May 28, 2024)	Variance	Estimated Range (Issued March 18, 2025)
Revenue, GAAP[1]	$620 - $635	($-37) - ($-47)	$583 - $588
Net Loss, GAAP	N/A	N/A	($-49) - ($-46)
Adjusted EBITDA	$104 - $113	($-19) - ($-23)	$85 - $90

1	Estimated revenue includes approximately $1 million of favorable customer settlements that reflect services provided over prior years.

Table 5

Veradigm Inc.

Full Year 2023

Non-GAAP Financial Information Reconciliation - Estimated Adjusted EBITDA Range

(Issued March 18, 2025)

(In millions)

(Unaudited)

	Full Year 2023

	Estimated	Estimated
	Low End	High End
Net Income (loss)	$62	$65
Net Income margin	10%	10%
Less:
Loss (income) from discontinued operations	($2)	($2)
Net Income from continuing operations	$60	$64
Plus:
Interest (income) expense, net	(16)	(16)
Other (income) expense	(21)	(21)
Depreciation and amortization	53	53
Stock-based compensation expense	18	18
Transaction and other, Revenue Items	(19)	(19)
Transaction and other, Expense Items	46	46
Income tax (benefit) provision	17	18
Adjusted EBITDA	$139	$144
Adjusted EBITDA margin [1]	23%	24%

[1]	Estimated revenue excludes approximately $19 million of favorable customer settlements that reflect services provided over prior years.

Table 6

Veradigm Inc.

Full Year 2024

Non-GAAP Financial Information Reconciliation - Estimated Adjusted EBITDA

(Issued March 18, 2025)

(In millions)

(Unaudited)

	Full Year EBITDA

	Estimated	Estimated
	Low End	High End
Net Income (loss)	($49)	($46)
Net Income margin	-8%	-8%
Plus:
Interest (income) expense, net	(8)	(8)
Other (income) expense	(4)	(4)
Depreciation and amortization	47	47
Stock-based compensation expense	20	20
Transaction and other, revenue Items	(1)	(1)
Transaction and other, expense Items	103	103
Income tax (benefit) provision	(24)	(22)
Adjusted EBITDA	$85	$90
Adjusted EBITDA margin [1]	15%	15%

[1]	Estimated revenue excludes approximately $1 million of favorable customer settlements that reflect services provided over prior years.

Explanation of Non-GAAP Financial Measures

Veradigm reports its financial results in accordance with U.S. generally accepted accounting principles, or GAAP. To supplement this information, Veradigm presents Adjusted EBITDA and Adjusted EBITDA margin, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The definition of this non-GAAP financial measure is presented below:

•

Adjusted EBITDA is a non-GAAP financial measure and consists of GAAP net income/(loss and adjusts for: interest (income)/expense, net; other (income)/expense; depreciation and amortization; income tax (benefit)/provision; stock-based compensation expense; asset impairment charges; and transaction and other revenue and expenses. Reconciliations to GAAP net income/(loss) are found in Tables 5 and 6 within this press release.

•

Adjusted EBITDA margin is a non-GAAP measure that is calculated by dividing Adjusted EBITDA by revenue excluding favorable customer settlements. See the reconciliations in Tables 5 and 6 within this press release with respect to Adjusted EBITDA.

Management believes that Adjusted EBITDA and Adjusted EBITDA margin are useful supplemental information to management and investors regarding the underlying performance of Veradigm business operations. In particular, transaction and other revenue and expenses, recorded in accordance with GAAP, can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein.

Management also uses this information internally for forecasting and budgeting, as it believes that this measure is indicative of core operating results. In addition, management may use Adjusted EBITDA to measure achievement under Veradigm’s stock and cash incentive compensation plans. Note, however, Adjusted EBITDA and Adjusted EBITDA margin are performance measures only, and they do not provide any measure of cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Veradigm’s results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of the non-GAAP financial measures within this press release with the GAAP financial measures contained within this press release.

Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards. Veradigm excludes stock-based compensation expense from Adjusted EBITDA and Adjusted EBITDA margin because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods as a result of the timing and valuation of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods, and such expense will recur in future periods.

Depreciation and Amortization. Depreciation and amortization, which are excluded from Adjusted EBITDA and Adjusted EBITDA margin, are non-cash expenses arising from allocating the cost of fixed assets, intangibles and capitalized software over time.

Transaction and Other. Transaction and other revenue and expenses relate to certain favorable and unfavorable legal settlements, severance, investigations, internal reviews, restatement-related accounting advisory services and legal services and other charges incurred in connection with activities that are considered not reflective of our core business. Veradigm excludes transaction and other revenue and expenses from Adjusted EBITDA and Adjusted EBITDA margin because it believes (i) the amount of such revenue or expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such revenue or expenses can vary significantly between periods.